Equity Investments	12 Months Ended
Dec. 31, 2019
Investments, All Other Investments [Abstract]
EQUITY INVESTMENTS

Note 4 – EQUITY INVESTMENTS

The Company presents its investments in Beijing Ling Ban Future Technology Co., Ltd. ("Ling Ban"), Beijing Ling Ban Intelligence Online Services Co., Ltd. ("Ling Ban Online") and Tai'an Taiying Wealth and Equity Investment and Management Co., Ltd. ("TWIC") as equity investments.

During the year ended December 31, 2019, the Company conducted various transactions with Ling Ban Online. As of December 31, 2019, service performed but uncollected in the amount of approximately $109,000 from Ling Ban Online was included in accounts receivable, net.

On January 15, 2020, the Company and Ling Ban Online entered into a loan agreement, where the Company agreed to lend approximately $430,000 to Ling Ban Online. The loan matures on June 15, 2020, bears an interest of 6.5% per annum, and is guaranteed by the CEO of Ling Ban and Ling Ban Online and pledged by a portion of Ling Ban Online's equity interest, worth approximately $1.29 million on the date of the agreement.

The Company makes a qualitative assessment of whether the investments are impaired at each reporting date. No impairment loss was identified during the years ended December 31, 2019, 2018 and 2017.

The following table entails the carrying value and change of the Company's investments in Ling Ban, Ling Ban Online and TWIC made in the years ended December 31, 2019, 2018 and 2017.

	For the Years Ended December 31,
	2019	2018	2017

Beginning Balance	$3,491,653	$3,688,676	$-
Investment made to Ling Ban	-	-	2,645,672
Investment made to Ling Ban Online	-	-	863,732
Investment made to TWIC	-	1,461	-
Translation adjustment	(45,307)	(198,484)	179,272
Ending Balance	$3,446,346	$3,491,653	$3,688,676